Financial Risk Management Objectives - Summary of Capital Management (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Disclosure Of Objectives Policies And Processes For Managing Capital [Abstract]
Interest bearing loans and borrowings	$ 65,387	$ 13,781
Trade and other payables	44,784	27,370
Less: cash and cash equivalents	(44,507)	(52,237)
Net debt	65,664	(11,086)
Total equity	209,317	234,875	$ 228,435	$ 221,816
Capital and net debt	$ 274,981	$ 223,789
Gearing ratio	23.90%	0.00%